UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20529
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Exchange Act of 1934 (Amendment No.  )

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DAWSON GEOPHYSICAL COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DAWSON GEOPHYSICAL COMPANY
508 West Wall, Suite 800
Midland, TX 79701
432-684-3000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 24, 2006
TO THE STOCKHOLDERS:
      Notice is hereby given that the Annual Meeting of the Stockholders of Dawson Geophysical Company will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 at 10:00 a.m. on January 24, 2006 for the following purposes:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to amend the Restated Articles of Incorporation to increase the authorized common stock from 10,000,000 shares to 50,000,000 shares;

3.	Considering and voting upon a proposal to amend the Dawson Geophysical Company 2004 Incentive Stock Plan to increase the number of shares of common stock available for allocation under such plan by 250,000 shares;

4.	Considering and voting upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006; and

5.	Considering all other matters as may properly come before the meeting.
      The Board of Directors has fixed the close of business on November 25, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.
      DATED this 16th day of December, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

Christina W. Hagan,
Secretary
IMPORTANT
Whether or not you expect to attend the meeting, you are urged to execute the accompanying proxy card, which requires no postage, and return it promptly. Any stockholder granting a proxy may revoke the same at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

Dawson Geophysical Company
508 West Wall, Suite 800
Midland, Texas 79701
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, January 24, 2006
SOLICITATION OF PROXY
      The accompanying proxy is solicited on behalf of the Board of Directors of Dawson Geophysical Company (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, January 24, 2006, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about December 20, 2005.
      Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.
PURPOSE OF MEETING
      As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to amend the Restated Articles of Incorporation to increase the authorized common stock from 10,000,000 shares to 50,000,000 shares;

3.	Considering and voting upon a proposal to amend the Dawson Geophysical Company 2004 Incentive Stock Plan to increase the number of shares of common stock available for allocation under such plan by 250,000 shares;

4.	Considering and voting upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006; and

5.	Considering all other matters as may properly come before the meeting.
VOTING RIGHTS
      The voting securities of the Company consist solely of common stock, par value $0.33 1/3 per share (“Common Stock”).
      The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on November 25, 2005, at which time the Company had outstanding and entitled to vote at the meeting 7,484,044 shares of Common Stock. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.
      Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

      All proposals will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for election of directors is not authorized.
      Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. Abstentions are counted in tabulations of votes cast on proposals submitted to stockholders to determine the total number of votes cast. Abstentions are not counted as votes for or against any such proposal. Broker non-votes are not counted as votes cast for purposes of determining whether a proposal has been approved and will have no effect on the vote for any matter properly introduced at the Annual Meeting.
      With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes and other limited proxies will have no effect on the outcome of the election of directors.
      With regard to the proposed special resolution to amend the Company’s Restated Articles of Association, the proposal to amend the Dawson Geophysical 2004 Incentive Stock Plan, and the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to any of such proposals.
      If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A STOCKHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE STOCKHOLDER’S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “ELECTION OF DIRECTORS”, FOR THE AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION, FOR THE AMENDMENT OF THE 2004 INCENTIVE STOCK PLAN, FOR THE APPOINTMENT OF KPMG LLP, AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.
PROPOSAL 1: ELECTION OF DIRECTORS
      At the Annual Meeting to be held on January 24, 2006, five persons are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified. All of the nominees have announced that they are available for election to the Board of Directors. The Company’s nominees for the five directorships are:
Paul H. Brown
L. Decker Dawson
Gary M. Hoover
Stephen C. Jumper
Tim C. Thompson
      For information about each nominee, see “Directors and Executive Officers.”

DIRECTORS AND EXECUTIVE OFFICERS
      The Board of Directors currently consists of two persons who are employees of the Company and three persons who are not employees of the Company (i.e., outside directors). The Board of Directors has determined that each of these three outside directors, namely Messrs. Brown, Hoover and Thompson, are independent in accordance with NASDAQ rules and under the Exchange Act. Set forth below are the names, ages and positions of the Company’s executive officers and nominees for Director.

Name	Age	Position

L. Decker Dawson	85	Chairman of the Board of Directors and Chief Executive Officer
Stephen C. Jumper	44	President, Chief Operating Officer and Director
Howell W. Pardue	69	Executive Vice President
C. Ray Tobias	48	Executive Vice President
Christina W. Hagan	50	Executive Vice President, Secretary, Treasurer and Chief Financial Officer
Edward L. Huff	68	Senior Vice President
K.S. Forsdick	54	Vice President
A. Mark Nelson	45	Vice President
Paul H. Brown	74	Director
Gary M. Hoover, Ph.D.	65	Director
Tim C. Thompson	71	Director
      The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified.
      Set forth below are descriptions of the principal occupations during at least the past five years of the Company’s executive officers and nominees for director.
      L. Decker Dawson. Mr. Dawson founded the Company in 1952. He served as President of the Company until being elected as Chairman of the Board of Directors and Chief Executive Officer in January 2001. Prior to 1952, Mr. Dawson was a geophysicist with Republic Exploration Company, a geophysical company. Mr. Dawson served as President of the Society of Exploration Geophysicists (1989-1990), received its Enterprise Award in 1997, and was awarded honorary membership in 2002. He was Chairman of the Board of Directors of the International Association of Geophysical Contractors in 1981 and is an honorary life member of such association. He was inducted into the Permian Basin Petroleum Museum’s Hall of Fame in 1997.
      Stephen C. Jumper. Mr. Jumper, a geophysicist, joined the Company in 1985, was elected Vice President of Technical Services in September 1997, and was subsequently elected President, Chief Operating Officer and Director in January 2001. Prior to 1997, Mr. Jumper served the Company as manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992), and as President (1993).
      Howell W. Pardue. Mr. Pardue joined the Company in 1976 as Vice President of Data Processing and Director. Mr. Pardue was elected Executive Vice President of Data Processing in 1997. Prior to joining the Company, Mr. Pardue was employed in data processing for 17 years by Geosource, Inc. and its predecessor geophysical company. Mr. Pardue left the Board of Directors in 2005 when the size of the Board was reduced.
      C. Ray Tobias. Mr. Tobias joined the Company in 1990, and was elected Vice President in September 1997 and Executive Vice President and Director in January 2001. Mr. Tobias supervises client relationships and survey cost quotations to clients. He has served on the Board of Directors of the International Association of Geophysical Contractors and is Past President of the Permian Basin

Geophysical Society. Prior to joining the Company, Mr. Tobias was employed by Geo-Search Corporation where he was an operations supervisor. Mr. Tobias left the Board of Directors in 2005 when the size of the Board was reduced.
      Christina W. Hagan. Ms. Hagan joined the Company in 1988, and was elected Chief Financial Officer and Vice President in 1997 and Senior Vice President and Secretary in January 2003. In January 2004, Ms. Hagan was elected as Executive Vice President. Prior thereto, Ms. Hagan served the Company as Controller and Treasurer. Ms. Hagan is a certified public accountant.
      Edward L. Huff. Mr. Huff joined the Company in 1956, and was elected Vice President in September 1997 and Senior Vice President in January 2004. Prior to election as Vice President, Mr. Huff served as instrument operator, crew manager and field supervisor for the Company. He has managed the Company’s field operations since 1987.
      K.S. Forsdick. Mr. Forsdick joined the Company in 1993 and was elected Vice President in January 2001. Mr. Forsdick is responsible for soliciting, designing and bidding seismic surveys for prospective clients. Prior to joining the Company, Mr. Forsdick was employed by Grant Geophysical Company and Western Geophysical Company and was responsible for marketing and managing land and marine seismic surveys for domestic and international operations. He has served on the Governmental Affairs Committee of the International Association of Geophysical Contractors.
      A. Mark Nelson. Mr. Nelson joined the Company in 1993 and was elected Vice President in January 2004. Mr. Nelson has over twenty five years of seismic experience, holds a masters degree in Environmental Science and is a registered environmental professional. He has also served as the Chairman of the Health, Safety and Environmental Committee of the International Association of Geophysical Contractors, is a member of the National Registry of Environmental Professionals and of the American Society of Safety Engineers.
      Paul H. Brown.* Mr. Brown has served the Company as a director since September 1999. Mr. Brown, an independent management consultant with various companies since May 1998, was President and Chief Executive Officer at WEDGE Energy Group, Inc. from January 1985 to May 1998.
      Gary M. Hoover, Ph.D.* Dr. Hoover has served the Company as a director since December 2002. Dr. Hoover, prior to his retirement in October 2002, was Senior Principal Geophysicist with Phillips Petroleum Company. His responsibilities for the previous ten years with Phillips included geophysical research management, geoscience technology coordination, exploration and production technology consultation and active research into new seismic data acquisition techniques. Dr. Hoover served as Vice President of the Society of Exploration Geophysicists (1990-1991) and received its Life Membership Award in 2000. Dr. Hoover holds a doctorate in physics from Kansas State University.
      Tim C. Thompson.* Mr. Thompson has served the Company as director since 1995. Mr. Thompson, an independent management consultant with various companies since May 1993, was President and Chief Executive Officer of Production Technologies International, Inc. from November 1989 to May 1993.

*	Indicates independence has been determined by the Board of Directors in accordance with NASDAQ rules.
MEETINGS AND COMMITTEES OF DIRECTORS
      During the fiscal year ended September 30, 2005, the Board of Directors held ten meetings. All of the Directors attended these meeting, except that four members of the Board of Directors were absent from one meeting each and one member was absent from two meetings.
      Audit Committee. The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Brown, Hoover and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards and the Exchange Act. The Board of Directors has determined that Mr. Thompson, who currently serves as the Chairman of the

Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Thompson’s level of knowledge, experience and formal education. The functions of the Audit Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether the Company’s assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of the Company’s independent public accountants; and to review non-audit services provided by the independent public accountants. The Audit Committee held ten meetings during the fiscal year ended September 30, 2005. All members of the Audit committee attended these meetings, except that one member was absent from one meeting. The Audit Committee operates under a written charter adopted and approved by the Board of Directors adopted and approved by the Board of Directors on June 16, 2005 and attached to this proxy statement as Exhibit A. The report of the Audit Committee for fiscal year 2005 is included in this proxy statement on page 14.
      Compensation Committee. The Compensation Committee currently consists of Messrs. Brown, Hoover and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards and the Exchange Act. The primary function of the Compensation Committee is to determine compensation for the officers of the Company that is competitive and enables the Company to motivate and retain the talent needed to lead and grow the Company’s business. The Compensation Committee held one meeting during the fiscal year ended September 30, 2005. All members of the Compensation Committee attended this meeting. The report of the Compensation Committee for fiscal year 2005 is included in this proxy statement on page 8.
      The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors on October 3, 2004.
      Nominating Committee. The Nominating Committee currently consists of Messrs. Brown, Hoover and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards and the Exchange Act. The Nominating Committee held one meeting during the fiscal year ended September 30, 2005, at which all members of the Nominating Committee were present. The primary function of the Nominating Committee is to determine the slate of Director nominees for election to the Company’s Board of Directors. The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources and considers criteria such as business experience, ethical standards and personal qualifications in evaluating all such nominees. In accordance with Article 11, Section 13 of the Company’s Bylaws, stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee must submit such nomination to the Secretary of the Company for receipt not less than 80 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder as to the class and number of shares of the Company’s stock that are beneficially owned by such stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected.
      The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors on December 3, 2004. Following the election of Directors at the Annual Meeting, the Nominating Committee will be composed of the three independent, non-employee members of the Board of Directors, currently Messrs. Brown, Hoover and Thompson.
MANAGEMENT COMPENSATION
      The compensation levels of the Company are believed to be competitive and in line with those of comparable companies and to align the interests of the Company’s employees with those of its stockholders through potential stock ownership.

SUMMARY COMPENSATION TABLE
      The following table sets forth certain information concerning the annual and long-term compensation paid to or for (i) the Company’s Chief Executive Officer and (ii) those of the Company’s four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal year 2005 (collectively, the “Named Officers”), for services rendered to the Company during fiscal years 2003, 2004 and 2005.

					Long Term
					Compensation
					Awards
		Annual Compensation
					Securities
	Fiscal			Other Annual	Underlying Options
Name and Principal Position	Year	Salary	Bonus(1)	Compensation	(No. of Shares)

L. Decker Dawson	2005	$102,289	$—	$—	—
Chief Executive Officer	2004	102,000	—	—	—
	2003	96,755	11,111	—	—
Stephen C. Jumper	2005	$197,354	$10,432	$—	10,000
President, Chief Operating Officer	2004	175,000	—	—	10,000
	2003	163,353	11,111	—	10,000
C. Ray Tobias	2005	$138,609	$6,659	$—	5,000
Executive Vice President	2004	125,000	—	—	5,000
	2003	117,987	9,259	—	10,000
Christina W. Hagan	2005	$138,269	$6,974	$—	5,000
Executive Vice President	2004	114,615	—	—	5,000
	2003	91,538	7,407	—	10,000
Edward L. Huff	2005	$128,641	$7,716	$—	5,000
Senior Vice President	2004	112,200	—	—	5,000
	2003	109,158	7,407	—	10,000

(1)	Any bonus that might be paid for fiscal 2005 is not yet calculable and, in accordance with Securities and Exchange Commission regulations, will be reported in the proxy statement for the annual meeting of stockholders for fiscal year 2006.
      The following table sets forth the number of options granted during the fiscal year ended September 30, 2005 to the Named Officers to purchase shares of Common Stock and the potential realizable value of those options.
OPTION GRANTS DURING FISCAL YEAR 2005

	Individual Grants(1)
					Potential Realizable
	Number of				Value at Assumed
	Securities	% of Total			Annual Rates of Stock
	Underlying	Options			Price Appreciation for
	Options	Granted to	Exercise or		Option Term(2)
	Granted	Employees in	Base Price	Expiration
Name	(3)	Fiscal Year	($/share)	Date	5% ($)	10% ($)

Stephen C. Jumper	10,000	22.2%	17.91	11/9/2009	188,712	263,937
C. Ray Tobias	5,000	11.1%	17.91	11/9/2009	94,356	131,968
Christina W. Hagan	5,000	11.1%	17.91	11/9/2009	94,356	131,968
Edward L. Huff	5,000	11.1%	17.91	11/9/2009	94,356	131,968

(1)	No options were granted to Mr. Dawson during fiscal year 2005.

(2)	The amounts in these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of our stock price. The actual value realized will depend on the difference between the market value of the Common Stock on the date the option is exercised and the exercise price.

(3)	The options vest and become exercisable ratably over four years (25% per year) beginning on the first anniversary of the date of grant.

      The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the fiscal year ended September 30, 2005, and unexercised options held at September 30, 2005 by each of the Named Officers.
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2005
AND FISCAL YEAR-END OPTION VALUES

Number of
Unexercised
			Options at	Value of Unexercised
			9/30/2005	in-the-Money Options
at 9/30/2005(1)
Exercisable/
	Shares Acquired	Value	Unexercisable	Exercisable/
Name(2)	on Exercise	Realized	(No. of Shares)	Unexercisable

Stephen C. Jumper	—	—	25,000/25,000	$185,749/$276,616
C. Ray Tobias	—	—	8,750/16,250	$61,991/$160,591
Christina W. Hagan	—	—	23,750/16,250	$176,924/$160,591
Edward L. Huff	5,000	$40,141	3,750/16,250	$21,850/$160,591

(1)	The closing price per share on September 30, 2005 was $30.25 as reported by the Nasdaq National market.

(2)	Mr. Dawson does not hold any options to purchase shares of the company’s Common Stock.
      Defined Benefit Plans and Other Arrangements. Long-term incentive compensation for senior executive officers is not a policy of the Company. Accordingly, no awards or payouts have been made. The Company has no retirement or pension plan except for its 401(k) Plan and its Incentive Stock Option Plans. These plans are described below.
      Directors who are not also employees of the Company receive $1,000 per month, $1,000 per meeting and 1,000 shares of Common Stock per year for serving as directors. In addition, the Audit Committee Chairman receives an additional $500 per month.
COMPENSATION PLANS
      The following table summarizes certain information regarding securities authorized for issuance under our equity compensation plans as of September 30, 2005.
Equity Compensation Plan Information

Number of Securities
Remaining Available for
Future Issuance under
	Number of Securities to	Weighted-average	Equity Compensation Plans
	be Issued upon Exercise	Exercise Price of	(Excluding Securities
	of Outstanding Options	Outstanding Options	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	224,500	$8.87	319,000
Equity compensation plans not approved by security holders	—	—	—

Total	224,500	$8.87	319,000
      Stock Option Plans. Dawson Geophysical Company has reserved a total of 500,000 shares of its Common Stock for issuance as restricted stock and pursuant to stock options granted under its 2000 Incentive Stock Plan (the “2000 Plan”). The 2000 Plan is administered by the Company’s Compensation

Committee. The 2000 Plan provides that up to a total of 50,000 of such shares authorized for issuance may be awarded and issued as restricted stock to key employees, officers and non-employee members of the Board of Directors of the Company with or without payment therefor. The remainder of such shares, and any shares not issued pursuant to stock grants, may be issued to officers and key employees of the Company pursuant to stock options granted under the 2000 Plan. Options under the 2000 Plan are granted at an exercise price not less than the market price of the Company’s stock on the date of grant. Each option granted is exercisable after the period or periods specified in the individual option agreement, but prior to the expiration of five years after the date of grant. Commencing one year after the date of grant, optionees generally may purchase up to one-fourth of the shares covered by a particular grant, and each option grant becomes exercisable with respect to an additional one-fourth of the shares covered in each of the next three anniversaries of the date of grant. The 2000 Plan covers a ten-year period and expires on January 12, 2009.
      The Dawson Geophysical Company 2004 Incentive Stock Plan provides for the award of stock grants and options to purchase shares of the Company’s Common Stock. For a description of this plan and a description of our Board’s proposal to amend this plan, which will be considered by stockholders at the annual meeting, see “Proposal 3: Amendment to the 2004 Stock Incentive Plan” beginning on page 11 of this proxy statement.
      During the fiscal year ended 2005, 46,750 shares of Common Stock were issued pursuant to the exercise of options granted under the 2000 Plan. During fiscal 2005, there were no options to purchase shares of common stock granted under the 2000 Plan. As of September 30, 2005, the total number of outstanding options under the Company’s 2000 Plan and 2004 Plan was 224,500.
      401(k) Plan. Effective January 1, 2002, the Company initiated a 401(k) plan as part of its employee benefits package in order to retain quality personnel. During fiscal year 2005, the Company elected to match 100% of employee contributions up to a maximum of 5% of the participant’s gross salary. The Company’s matching contributions for the fiscal year ended 2005 were approximately $555,000.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
To the Stockholders of Dawson Geophysical Company:
      The Company’s Compensation Committee makes recommendations regarding compensation of the Company’s executive officers, including the CEO, subject to approval of the entire Board of Directors.
      Compensation for executive officers is based on the principle that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company’s business, and to provide rewards which are closely linked to the Company and individual performance.
      Executive compensation for all executive officers, including the CEO, is based on performance against a combination of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual, and continue to improve the environmental quality of the Company’s services and operations. In upholding these financial and non-financial objectives, executives not only contribute to their own success, but also help ensure that the business, employees, stockholders and communities in which we live and work will prosper.

November 25, 2005	Compensation Committee

Paul H. Brown
Gary M. Hoover
Tim C. Thompson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      During the fiscal year ended 2005, the Compensation Committee was composed of Messrs. P. Brown, Hoover and Thompson. No member of the Compensation Committee was an officer or employee of the Company. None of the Company’s executive officers served on the board of directors or the compensation committee of any other entity, for which any officers of such other entity served either on our Board of Directors or our Compensation Committee.
PERFORMANCE GRAPH
      The following graph compares the five-year cumulative total return of the Company’s Common Stock as compared with the S&P 500 Stock Index and a peer group made up of companies in the Value-Line Oilfield Services Industry Index. The Oilfield Services Index consists of far larger companies that perform a variety of services as compared to land-based acquisition and processing of seismic data performed by the Company.
Comparison of 5 Year Cumulative Total Return*
Among Dawson Geophysical Company, the S & P 500 Index
and the Value Line Oilfield Services Index

*	$100 invested on 9/30/2000 in stock or index-including reinvestment of dividends. Fiscal year ending Sept. 30.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of November 25, 2005, by each of the Company’s Directors and executive officers, by all executive officers and Directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s outstanding Common Stock.

	Amount and Nature of		Percent of
Name of Beneficial Owner	Beneficial Ownership		Class(1)

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK
Beddow Capital Management Incorporated	451,930	(2)	6.04%
250 Healdsburg Avenue, Suite 202
Healdsburg, California 95448
Rubicon Master Fund	435,000	(3)	5.81%
P.O. Box 309
Ugland House
George Town, Cayman Islands
SECURITY OWNERSHIP OF MANAGEMENT
L. Decker Dawson	408,192		5.45%
Christina W. Hagan	58,399	(4)(5)	*
Stephen C. Jumper	57,808	(4)(5)	*
Howell W. Pardue	37,000	(4)(5)	*
C. Ray Tobias	28,775	(4)(5)	*
Edward L. Huff	9,756	(4)(5)	*
A. Mark Nelson	8,891	(4)(5)	*
K.S. Forsdick	7,750	(4)(5)	*
Tim C. Thompson	5,500		*
Paul H. Brown	3,500		*
Gary M. Hoover	1,000		*
All directors and executive officers as a group (11 persons)	626,571	(4)(5)	8.26%

*	Indicates less than 1% of the outstanding shares of Common Stock.

(1)	As of November 25, 2005, there were 7,484,044 shares of Common Stock issued and outstanding. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all shares listed.

(2)	Based on a Schedule 13F-HR for the period ended September 30, 2005 filed by Beddow Capital Management Incorporated with the Securities and Exchange Commission. Beddow Capital Management Incorporated reports that it has sole voting and investment power with respect to all 451,930 shares.

(3)	Based on a Form 13G dated April 8, 2005 filed by Rubicon Master Fund with the Securities and Exchange Commission on April 19, 2005. Rubicon Master Fund reports that it has shared voting and investment power with Rubicon Fund Management Ltd., Rubicon Fund Management LLP, Paul Anthony Brewer, Jeffrey Eugene Brummette, William Francis Callanan, Vilas Gadkari, Robert Michael Greenshields and Horace Joseph Leitch III with respect to all 435,000 shares.

(4)	Includes shares attributable to Common Stock not outstanding but subject to currently exercisable options, as follows: Mr. Jumper — 25,000 shares; Ms. Hagan — 23,750 shares; Mr. Pardue — 6,250 shares; Mr. Tobias — 8,750 shares; Mr. Huff — 3,750 shares; Mr. Forsdick — 3,750 shares; Mr. Nelson — 3,750 shares.

(5)	Includes shares attributable to Common Stock not outstanding, but subject to options exercisable within sixty days of the record date, as follows: Mr. Jumper — 7,500 shares; Ms. Hagan — 5,000 shares; Mr. Pardue — 3,750 shares; Mr. Tobias — 5,000 shares; Mr. Huff — 5,000 shares; Mr. Forsdick — 3,000 shares; Mr. Nelson — 1,750 shares.
PROPOSAL 2: AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED SHARES
      On September 27, 2005, our Board unanimously adopted a resolution declaring it advisable to amend our Restated Articles of Incorporation to increase the number of shares of Common Stock that we have authority to issue to 50,000,000 shares of Common Stock. Our Board further directed that this amendment to our Restated Articles of Incorporation be submitted for consideration by our stockholders at the Annual Meeting. In the event stockholders approve this amendment, we will amend Article Four of our Restated Articles of Incorporation to increase the number of shares of Common Stock which we are authorized to issue from 10,000,000 to 50,000,000. This amendment will become effective at the close of business on the date the amendment to the Restated Articles of Incorporation are accepted for filing by the Secretary of State of Texas. At November 25, 2005, there were 7,484,044 shares of our Common Stock outstanding and 311,000 reserved for issuance in connection with options and restricted stock awards. The Amendment to the Restated Articles of Incorporation is attached to this proxy statement as Exhibit B.
      Our Board believes that it is in our best interest to increase the number of authorized but unissued shares of Common Stock in order to have additional shares available to create opportunities for future equity growth. Our Board believes the availability of these additional shares will provide us with the flexibility to issue Common Stock for a variety of purposes the Board may deem advisable without further action by shareholders, unless required by law, regulation or the rules of The Nasdaq National Market. These purposes could include, among other things, the sale of stock to obtain additional funding, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock splits or distributions, and other bona fide corporate purposes. We have no present plans, agreements, commitments or understandings with regard to the issuance of the proposed additional shares of Common Stock. The issuance of additional shares of Common Stock could have a dilutive effect on a shareholder’s voting power.
      Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of our Company with another company), we are not proposing this amendment to our Restated Articles of Incorporation in response to any effort to accumulate our stock or to obtain control of us by means of a merger, tender offer, or solicitation in opposition to management. Our Board has no knowledge of any effort by any person or group to obtain control of the Company.
Recommendation and Required Affirmative Vote
      The affirmative vote of the holders of a majority of our Common Stock entitled to vote and who do vote (in person or by proxy) at the annual meeting is required for approval of the proposal to amend the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock. Our Board believes the amendment of the Restated Articles of Incorporation is in the best interests of the Company and our stockholders. Accordingly, our Board recommends that you vote FOR approval of the proposal.
PROPOSAL 3: AMENDMENT TO THE 2004 STOCK INCENTIVE PLAN
General
      The Dawson Geophysical Company 2004 Incentive Stock Plan (the “Plan”) was approved by our Board, with stockholder approval, in fiscal year 2004. Our Board has decided to amend the Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock available for issuance under the Plan from 375,000 to 625,000, and to eliminate the 125,000 aggregate share limitations imposed upon restricted and unrestricted stock grants and options.
      The purpose of the Plan is to encourage stock ownership by certain officers and employees of the Company so that they may acquire or increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of the Company.
      If approved by stockholders, the amendment will become effective as of January 24, 2006.
Proposal Regarding the Plan
      Plan Amendment. As of November 25, 2005, 311,000 shares remained available for future issuance under the Plan. The amendment of the Plan would result in an additional 250,000 shares of Common Stock (the “Additional Shares”) being available for future issuance under the Plan (the “Plan Amendment”). All such additional shares authorized for issuance by the Company pursuant to the Plan may be distributed as either stock options, stock grants with restrictions (“Restricted Stock”) or stock grants without restrictions (“Unrestricted Stock”). We intend to file a registration statement on Form S-8 under the Securities Act of 1933, as amended, as soon as practicable following stockholder approval of the proposal to amend the Plan to register the additional 250,000 shares available for future issuance under the Plan.
      In September 2005, our Board determined that the number of shares that remained available for additional awards under the Plan should be increased to maintain a percentage of Plan shares to the total number of shares outstanding. An equity offering of 1,800,000 shares of Common Stock in March 2005 having diluted the percentage of Plan shares to the total shares outstanding. The authorization of the Additional Shares pursuant to this proposal would restore the ratio of Plan shares to total shares outstanding to approximately eight percent. In addition, the Board determined that in order to simplify the administration of the Plan, the Company should eliminate the Plan share limitations imposed on the separate categories of Restricted Stock and Unrestricted Stock. After approval of the Plan Amendment, the Company will be able to make awards based on management’s judgment of the type of award that would be most effective, rather than an arbitrary limit on the type of award. As a result of these considerations, our Board is proposing the Plan Amendment to our stockholders at the annual meeting. The Plan Amendment is attached to this proxy statement as Exhibit C.
Description of the Plan
      The material features of the Plan, giving effect to the Plan Amendment, are as described below.
      General. As amended, the Plan provides for the award of Restricted Stock, the award of Unrestricted Stock and the award of stock options (collectively “Awards”) to purchase up to 625,000 shares of the Company’s Common Stock. Awards may be granted by the Compensation Committee (as hereinafter defined), in its sole discretion, to officers, directors and employees of the Company, with or without payment therefor, and will reduce the total number of shares available for the issuance of other Awards under the Plan.
      Stock options issued under the Plan have an option price that is equal to the market value of the Company’s Common Stock at date of grant, except that the option price shall be 110% of the market value if the option is granted to a stockholder who owns more than a 10% interest in the Company. Generally, options are exercisable 25% annually from the date of the grant and the options expire five years from date of grant. During the fiscal year ended 2005, options to purchase an aggregate of 45,000 shares of Common Stock were granted to employees of the Company under the Plan. As of November 25, 2005, the total number of outstanding options under the Company’s Plan was 45,000 and the total number of shares available for issuance was 311,000.
      Administration. The Plan is administered by the compensation committee of the Board (the “Compensation Committee”). The Compensation Committee is authorized to interpret the Plan, make recommendations to the Board with respect to officers, directors and employees of the Company who shall be granted Awards, recommendations to the Board regarding the terms and restrictions attributable to Awards, and make all other determinations concerning the Plan.
      Eligibility. Executives and other employees of the Company (including officers, whether or not they are directors) may receive stock options from the Company. Restricted Stock and Unrestricted Stock awards may be granted to officers, directors and employees of the Company with or without payment at the discretion of the Compensation Committee.
      Term, Amendment and Termination of the Plan. To the extent permitted by law, our Board may at any time suspend, terminate, amend or modify the Plan. However, no amendment or modification may become effective without the approval of such amendment or modification by stockholders of the Company if the amendment changes the number of shares subject to the Plan, changes the designation of the class of employees eligible to receive Awards, decreases the price at which options may be granted, removes the administration of the Plan from the Compensation Committee, renders a member of the Compensation Committee eligible to receive an Award under the Plan while still on the Compensation Committee or amends the Plan in any manner that will cause any stock options issued under it that were otherwise intended to qualify as incentive stock options at the time of grant to fail to meet the requirements of incentive stock options as defined in Section 422 of the Code. The term of the 2004 Plan is five years from the date of its adoption, such that the 2004 Plan expires January 27, 2009.
Recommendation and Required Affirmative Vote
      The affirmative vote of the holders of a majority of our Common Stock entitled to vote and who do vote (in person or by proxy) at the annual meeting is required for approval of the proposal to amend the Plan in accordance with the Plan Amendment. Our Board believes that the Plan Amendment is in the best interests of the Company and our stockholders. Accordingly, our Board recommends that you vote FOR approval of the proposal.
PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Board of Directors has selected KPMG LLP for appointment as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006, subject to ratification by the stockholders. KPMG LLP served as independent registered public accountants for the Company for the fiscal year ended September 30, 2005. Representatives of that firm are expected to be present at the Annual Meeting of stockholders to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so. Our Board recommends that you vote FOR the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending September 30, 2006.
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Audit Fees. The aggregate fees billed for the fiscal years 2004 and 2005 for professional services rendered by the principal independent accountant, KPMG LLP, for the audit of the Company’s annual financial statements and review of the Company’s quarterly reports on Form 10-Q are $66,500 and $170,667 respectively.
      Audit Related Fees. The aggregate fees billed in fiscal year 2005 for services provided by the principal independent accountant, KPMG LLP, related to the Company’s March 2005 common stock offering and shelf registration statement are $99,023. There were no Audit-Related Fees billed by KPMG during fiscal year 2004.
      Tax Fees. The aggregate fees billed for the fiscal years 2004 and 2005 for professional services rendered by the principal independent accountant, KPMG LLP, for tax compliance, tax advice and tax planning are $8,625 and $12,060, respectively.

      All Other Fees. There were no other fees billed in each of the last two fiscal years for products or services provided by the principal independent accountant, KPMG LLP, other than those reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above.
      The Audit Committee’s policy on pre-approval of audit and audit related fees requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any audit or audit related services, all of which was performed in connection with the last two fiscal years of the Company by the principal independent accountants, KPMG LLP, full-time, permanent employees.
REPORT OF THE AUDIT COMMITTEE
To the Stockholders of Dawson Geophysical Company:
      It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s Financial Statements. In keeping with this goal, the Board of Directors adopted a written charter (attached to this Proxy Statement as Exhibit A) to govern the Audit Committee. The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2005. The Audit Committee met ten times during fiscal 2005. The members of the Audit Committee are independent directors.
      The audit committee oversees the Company’s financial reporting process on behalf of the entire Board. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the Audit Committee are to select and retain the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and publish this report, and to assist the Board with oversight of the following:

•	integrity of the Company’s financial statements,

•	compliance by the Company with standards of business ethics and legal and regulatory requirements,

•	qualifications and independence of the Company’s independent auditors and

•	performance of the Company’s independent auditors and internal auditors.
      The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at KPMG LLP, as required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants that firm’s independence from the Company and its management. The Audit Committee has concluded that non-audit services provided by KPMG LLP do not result in conflict in maintaining that firm’s independence.
      Audit fees billed to the Company by KPMG LLP during the Company’s 2005 fiscal year for the audit of the Company’s annual financial statements and the review of those financial statements included in the Company’s quarterly reports of Form 10-Q totaled approximately $170,667. The Company was billed approximately $12,060 by KPMG LLP for tax related services. In addition, the Company was billed approximately $99,023 by KPMG LLP for audit related services related to the Company’s March 2005 common stock offering and shelf registration statement.

      Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2005 be included in the Company’s Annual Report on Form 10-K.

Audit Committee

Paul H. Brown
Gary M. Hoover
Tim C. Thompson
November 25, 2005
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10 percent of the Company’s outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons. These persons are also required to furnish the Company with copies of all forms they file under this regulation.
      To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and without further inquiry, during the fiscal year ended September 30, 2005, the Company’s directors, officers and beneficial owners of more than 10 percent of Common Stock complied with all applicable Section 16(a) filing requirements.
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
      The next Annual Meeting of the Company’s stockholders is scheduled to be held on January 23, 2007. Stockholders may submit proposals appropriate for stockholder action at the next Annual Meeting consistent with the regulations of the Securities and Exchange Commission. If a stockholder desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, the proposal must be received at the Company’s principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, Attention: Ms. Christina W. Hagan, Secretary, no later than August 25, 2006.
      In addition, the Company’s Bylaws establish advance notice procedures with regard to certain matters, including shareholder proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting. In general, the Secretary of the Company must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting at the address of the Company’s principal executive offices above. Such notice must include the information specified in Article II, Section 14 of the Company’s Bylaws.
OTHER MATTERS
      Management knows of no other business which will be presented at the Annual Meeting other than as explained herein. The Board of Directors of the Company has approved a process for collecting, organizing and delivering all stockholder communications to each of its members. To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to: Dawson Geophysical Company, Attention: Secretary, 508 West Wall, Suite 800, Midland, Texas 79701. All communications received in the mail will be opened by the Company’s Secretary for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members. The Company encourages all members of the Board of Directors to attend the Annual Meeting of stockholders. All nominees for election to the Board of Directors in 2005 attended.

ADDITIONAL INFORMATION ABOUT THE COMPANY
      You can learn more about the Company and our operations by visiting our website at www.dawson3d.com. Among other information we have provided there, you will find:

•	The charters of each of our standing committees of the Board.

•	Our code of business conduct and ethics.

•	Information concerning our business and recent news releases and filings with the SEC.

•	Information concerning our board of directors and stockholder relations.
      For additional information about the Company, please refer to our 2005 Annual Report, which is being mailed with this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Christina W. Hagan, Secretary

EXHIBIT A
DAWSON GEOPHYSICAL COMPANY
AUDIT COMMITTEE CHARTER
Composition
      The Audit Committee shall be composed of at least three directors who are independent of the management of Dawson Geophysical Company (the “Company”) and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member and are, or will shortly become, financially literate. In addition, the members shall have the financial expertise to fulfill the required responsibilities of the Audit Committee.
Objective of the Audit Committee
      The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.
Specific Responsibilities of the Audit Committee
      In fulfilling its objective, the Audit Committee shall have the following responsibilities with respect to:

The Company’s Risks and Control Environment:
      To review management’s overview of the risks, policies, procedures, and controls surrounding the integrity of financial reporting, and particularly, the adequacy of the Company’s controls in areas representing significant financial and business risks;
      To establish, review and update periodically a code of ethical conduct, ensure that management has established a system to enforce the code, and receive updates and briefings from management and others on how compliance with ethical policies and other relevant Company procedures is being achieved;
      To review, with the Company’s counsel, legal matters, including litigation, compliance with securities trading policies, the Foreign Corrupt Practices Act and other laws having a significant impact on the Company’s business or its financial statements; and
      To investigate any matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgment, that is appropriate;

The Hiring and Firing of and Relationship with the Independent Registered Public Accounting Firm:
      To participate, on behalf of the Board of Directors, in the process by which the Company selects the independent registered public accounting firm to audit the Company’s financial statements, evaluate annually the effectiveness and objectivity of such accountants, and recommend the engagement or replacement of the independent registered public accounting firm to the Board of Directors;
      To have an open line of communication with the independent registered public accounting firm, who shall have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the shareholders;
      To approve the fees and other compensation paid to the independent registered public accounting firm; and
      To review the independence of the independent registered public accounting firm prior to engagement;

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      To review with the representatives from the independent registered public accounting firm, at least annually following the engagement, their independence based upon the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1, as modified or supplemented, and To discuss with the Board of Directors any relationships that may adversely affect the independence of the independent registered public accounting firm.

The Financial Reporting Process:
      To meet with the representatives from the independent registered public accounting firm and the financial management of the Company with respect to major changes to the Company’s auditing and accounting principles;
      To meet with the representatives of the independent registered public accounting firm (independent accountants) and the financial management of the Company, together, and with the representatives from the independent registered public accounting firm, separately, (a) prior to the performance by the independent accountants of the audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants’ judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting, the consistency of application of the Company’s accounting policies and the clarity, consistency, and completeness of the entity’s accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the Company, including the internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper, and any recommendations for improvement of such internal control procedures or for new or more detailed controls or procedures of the Company, (iii) any other results of the audit, including any comments or recommendations, and (iv) the view of the independent accountants with respect to the financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit;
      To review and discuss with the representatives of the independent registered public accounting firm and the financial management of the Company the Company’s financial results before they are made public. In general, the Chairman of the Audit Committee may represent the entire committee with respect to the review and discussions about interim financial results; and
      To review other reports submitted by the Company to any governmental body of the public, including any certification, report, opinion or review rendered by the independent registered public accounting firm;
                  Other Responsibilities of the Audit Committee:
      To review and update periodically the charter for the Audit Committee;
      To review, assess and approve or disapprove conflicts of interest and related-party transactions;
      To review accounting and financial human resources and succession planning within the Company;
      To meet at least four times annually, or more frequently, as circumstances dictate;
      To report to the Board of Directors the matters discussed at each committee meeting;
      To enhance the Audit Committee effectiveness through self-assessment; and
      To keep an open line of communication with the financial and senior management, any internal audit personnel, the representatives of the independent registered public accounting firm, and the Board of Directors.

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EXHIBIT B
AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION
      The proposal is to amend the preface and subsection (a) of Article Four of the Articles of Incorporation of the Company to read as follows:
      “The total number of shares of stock which the corporation shall have authority to issue is fifty-five million (55,000,000) divided into two classes:

(a) One class designated as common stock shall consist of Fifty Million (50,000,000) shares having a par value of Thirty-Three and One/third Cents ($0.33 1/3) per share; and the other class designated as preferred shares shall consist of Five Million (5,000,000) shares having a par value of One Dollar ($1.00) per share.”

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EXHIBIT C
AMENDMENT TO THE 2004 INCENTIVE STOCK PLAN
      The proposal is to amend Sections 4 and 11 of the Dawson Geophysical Company 2004 Incentive Stock Plan to read as follows:
      1. The first paragraph of Section 4 of the Plan is hereby deleted in its entirety and replaced with the following:

“The stock subject to the options shall be shares of the Company’s authorized but unissued or reacquired $0.33 1/3 par value per share common stock hereinafter sometimes called the “Stock.” The aggregate number of shares which may be issued under options shall not exceed 625,000 shares of Stock. The limitations established by the preceding sentence shall be subject to adjustment as provided in Article 5(h) of the Plan.”
      2. Section 11 of the Plan is hereby deleted in its entirety and replaced with the following:

“The Committee may award to officers, directors and employees of the Company shares of capital stock out of the 625,000 shares of Stock provided for in Article 4 of the Plan for the purpose of additional compensation for outstanding achievement and to encourage ownership of the Stock. These awards, in the discretion of the Committee, may be made with or without payment therefor by any officer, director or employee to whom such capital stock is made under such terms and conditions as the Committee may in its sole discretion provide. Such awards shall not constitute incentive stock options within the meaning of Section 422 of the Code and shall not exceed 625,000 shares of Stock provided for under Article 4 of the Plan. Such awards may be awarded without payment by any officer, director, or employee to whom such capital stock is made under such terms and conditions as the Committee in its sole discretion may provide and may also be awarded with the restrictions that such shares shall not be assignable nor may any other person acquire any rights therein and that the officer, director or employee of the Company remain in the employment of the Company for a period of not less than three years from the date of the award, subject to such other terms and conditions as the Committee may in its sole discretion may provide. Any shares not awarded under this Article 11 of the Plan may be the subject of incentive stock options under the Plan.”

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PROXY	PLEASE SIGN AND RETURN PROMPTLY.

ANNUAL MEETING
January 24, 2006 10:00 A.M.
Petroleum Club of Midland
501 West Wall, Midland, TX 79701
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY
Please return this proxy card which requires no postage if mailed in the U.S.A.
The undersigned stockholder of Dawson Geophysical Company hereby appoints L. Decker Dawson, Tim C. Thompson, and Paul H. Brown or any one or more of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held January 24, 2006, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat, (A) as instructed below with respect to the following matters and (B) in their discretion upon other matters which properly come before the meeting. UNLESS A CONTRARY INSTRUCTION IS SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR ALL ITEMS.

1.	Election of Directors:

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below Paul H. Brown, L. Decker Dawson, Gary M. Hoover, Stephen C. Jumper and Tim C. Thompson.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided):

2.	Proposal to amend the Restated Articles of Incorporation of the Company to increase the number of authorized shares.
☐ FOR                ☐ AGAINST                ☐ ABSTAIN

3.	Proposal to amend the 2004 Incentive Stock Plan of the Company to increase the number of authorized shares.
☐ FOR                ☐ AGAINST                ☐ ABSTAIN

4.	Proposal to ratify the selection of KPMG LLP as independent public accountants of the Company for the fiscal year ended September 30, 2006.
☐ FOR                ☐ AGAINST                ☐ ABSTAIN
     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated December 16, 2005.
     Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such.

Dated

(Signature of Stockholder)